Fees Summary	Apr. 01, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	10,422.96
Total Transaction Valuation	75,474,032.00
Total Offset Amount	0.00
Net Fee	$ 10,422.96